Exhibit 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Anthony Ierfino, the principal executive officer (President and CEO) of Sword Comp-Soft Corp. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. the Form 10-Q of the Company for the quarter ended August 31, 2003 (the "Form 10-Q"), fully complies with requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o (d)); and

      2. the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


October 17, 2003                                /s/ Anthony Ierfino
   Date                                         ---------------------------
                                                Anthony Ierfino
                                                President and CEO
                                                (Principal Executive Officer)

A signed original of this written statement required by Section 906, or other documents authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Sword Comp-Soft Corp.. and will be retained by Sword Comp-Soft Corp. and furnished to the Securities and Exchange Commission or its staff upon request.